Exhibit 99.2

EXECUTION COPY

SERIES A COMMON UNIT REDEMPTION AGREEMENT

THIS SERIES A COMMON UNIT REDEMPTION AGREEMENT is made and entered into as of February 10, 2013, by and among Boise Cascade Holdings, L.L.C., a Delaware limited liability company (the “Company”), OfficeMax Incorporated, a Delaware corporation (“OMX”), and, with respect to Sections 4, 5 and 7 only, Forest Products Holdings, L.L.C., a Delaware limited liability company (“FPH”). Capitalized terms used and not otherwise defined herein have the meanings set forth in Section 6.

WHEREAS, OMX is the sole record and beneficial owner of all 66,000,000 issued and outstanding Series A Common Units; and

WHEREAS, the Company desires to redeem from OMX, and OMX desires to have redeemed, all right, title and interest in and to (including all right to receive distributions in respect of) all Series A Common Units owned by OMX, for an aggregate redemption price equal to the sum of the Unreturned Original Capital and Unpaid Series A Yield thereon determined as of the Closing Date (such sum as of the Closing Date, the “Redemption Price”), and otherwise on the terms and subject to the conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties and covenants herein contained, and intending to be legally bound, the parties hereto hereby agree as follows:

1. Redemption of Series A Common Units; Closing.

(a) Redemption. At the Closing, the Company will redeem, and OMX agrees to have redeemed, all of the Series A Common Units owned by OMX, and OMX will cease to have any right, title or interest therein (including any right to distributions in respect thereof).

(b) Closing. The closing of the redemption of the Series A Common Units pursuant to this Agreement (the “Closing”) will take place at the offices of Kirkland & Ellis LLP, 300 North LaSalle Street, Chicago, Illinois 60654 on the date (the “Closing Date”) that is the first Business Day following (x) the closing of the initial public offering of Boise Cascade Company, a Delaware corporation and successor-in-interest to Boise Cascade, L.L.C., a Delaware limited liability company, and (y) delivery to the Company of a duly executed opinion as to solvency and certain other matters from Duff & Phelps, LLC or at such other time or in such other place as the parties may mutually designate (including by means of facsimile, email or other electronic transmission). At the Closing, OMX shall deliver to the Company the unit certificate or certificates representing all Series A Common Units owned by OMX, in each case duly endorsed in blank or accompanied by duly executed unit powers substantially in the form of Exhibit A attached hereto, and the Company will deliver (or cause to be delivered) to OMX, by wire transfer of immediately available funds to the account or accounts designated on Exhibit B attached hereto, the Redemption Price. The Company shall give OMX one Business Day prior written notice of when the Closing Date will occur. The parties agree that the Closing Date is expected to occur on February 12, 2013 and if the Closing Date occurs on such date the Redemption Price shall be $112,136,947 and that for each day after February 12, 2013 that the Closing Date occurs, the Redemption Price shall be increased by $24,348; provided that if OMX is in breach of its obligations to close when required by this Section 1(b), without limiting any other right or remedy available to the parties hereunder, the Redemption Price shall be determined using the date that the Closing was to occur but for such breach.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to OMX as follows:

(a) Organization, Power and Authority. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full power and authority (including all necessary limited liability company power and authority) to enter into this Agreement and consummate the transactions contemplated hereby.

(b) Authorization; No Breach.

(i) The board of directors of the Company, by resolutions duly adopted at a meeting duly called and held, or by written consent in lieu of a meeting of the board of directors, has approved and authorized the execution and delivery of this Agreement and approved the consummation of the transactions contemplated hereby. Assuming valid execution and delivery of this Agreement by each of OMX and FPH and assuming that the Closing Date does not occur prior to the date called for by Section 1(b), no other limited liability company proceedings on the part of the Company are necessary to authorize the transactions contemplated by this Agreement and in particular no vote, consent or approval of any unitholder(s) or creditor(s) of the Company (other than the vote, consent and approval of OMX and FPH provided by this Agreement) is required for execution, delivery or performance of this Agreement by the Company, whether arising under law, rule, regulation, contract or otherwise. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by the application of bankruptcy, moratorium and other laws affecting creditors’ rights generally, the availability of specific performance and the application of equitable principles generally.

(ii) The execution and delivery of this Agreement by the Company do not, and, assuming that the Closing Date does not occur prior to the date called for by Section 1(b), the performance by the Company of its obligations under this Agreement will not, result in any breach of any of the provisions of, constitute a default under, give any third party the right to terminate, result in the creation of any lien, security interest, charge or encumbrance upon any of the equity interests in or any assets of the Company pursuant to the provisions of or require any authorization, consent, approval, exemption or other action by, or notice to, any Governmental Entity, under the provisions of the Organizational Documents of the Company, any contract, agreement, indenture or other instrument of the Company or its Subsidiaries, any judgment, order or decree to which the Company is subject, or any law, statute, rule or regulation to which the Company is subject.

(c) Brokerage. No agent, broker, investment banker, financial advisor or other Person is or will be entitled to any broker’s or finder’s fee or any other similar commission or fee in connection with any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates, other than any agent, broker, investment banker, financial advisor or other Person the fees and expenses of which shall be paid by the Company.

3. Representations and Warranties of OMX. OMX hereby represents and warrants to the Company as follows:

(a) Organization, Power and Authority. OMX is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. OMX has full power and authority (including all necessary corporate power and authority) to enter into this Agreement and consummate the transactions contemplated hereby.

(b) Authorization; No Breach.

(i) The board of directors of OMX, by resolutions duly adopted at a meeting duly called and held, or by written consent in lieu of a meeting of the board of directors, has (a) approved and authorized the execution and delivery of this Agreement, and (b) approved the consummation of the transactions contemplated hereby. No other corporate proceedings on the part of OMX are necessary to authorize the transactions contemplated by this Agreement and in particular no vote, consent or approval of any shareholder(s) or creditor(s) of OMX is required for execution, delivery or performance of this Agreement by OMX, whether arising under law, rule, regulation, contract or otherwise. This Agreement has been duly executed and delivered by OMX and constitutes a valid and binding obligation of OMX, enforceable in accordance with its terms, except as may be limited by the application of bankruptcy, moratorium and other laws affecting creditors’ rights generally, the availability of specific performance and the application of equitable principles generally.

(ii) The execution and delivery of this Agreement by OMX do not result in any breach of any of the provisions of, constitute a default under, give any third party the right to terminate, result in the creation of any lien, security interest, charge or encumbrance upon any of the capital stock or any assets of OMX pursuant to the provisions of or require any authorization, consent, approval, exemption or other action by, or notice to, any Governmental Entity, under the provisions of the Organizational Documents of OMX, any contract, agreement, indenture or other instrument of OMX or any of its Subsidiaries, any judgment, order or decree to which OMX is subject, or any law, statute, rule or regulation to which OMX is subject.

(c) Title and Ownership. OMX is the sole record and beneficial owner of the Series A Common Units being sold hereunder, and OMX has (and, at the Closing, will deliver to the Company) good and marketable title to all of the Series A Common Units, free and clear of all liens, restrictions and other encumbrances (other than encumbrances arising under applicable securities laws). OMX is not party to any option, warrant, purchase right or other contract or commitment (other than this Agreement, the LLC Agreement and the Securityholders Agreement) that could require OMX to sell, transfer or otherwise dispose of any Series A Common Units. OMX is not party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Series A Common Units being sold hereunder (other than the LLC Agreement and the Securityholders Agreement). From and after the Closing, OMX will own no equity interest in the Company, other than 109,000,000 Series B Common Units. For the avoidance of doubt, OMX has no Series A Common Units, other than the Series A Common Units being sold to the Company hereunder.

(d) Brokerage. No agent, broker, investment banker, financial advisor or other Person is or will be entitled to any broker’s or finder’s fee or any other similar commission or fee in connection with any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of OMX or any of its Affiliates, other than any agent, broker, investment banker, financial advisor or other Person the fees and expenses of which shall be paid by OMX.

(e) Independent Investment Decision. OMX has had an opportunity to consult with independent legal counsel regarding its rights and obligations under this Agreement and it fully understands the terms and conditions contained herein. OMX has been provided an opportunity to ask questions and has received answers thereto satisfactory to it, regarding the terms and conditions of the transactions contemplated by this Agreement, and has obtained all additional information requested to verify the accuracy of all information furnished to it regarding this Agreement, the documents and transactions contemplated hereby, and the business, operations and management of the Company and its Subsidiaries. Neither the Company nor any of its Affiliates or representatives will have or be subject to any liability to OMX or any other Person resulting from the distribution to OMX, or OMX’s use of, any such information. OMX is not relying on any representation, warranty or agreement other than those expressly contained in this Agreement, and OMX is not relying on MDP, FPH, the Company, the Company’s direct and indirect Subsidiaries and other Affiliates or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of a disposition of the Series A Common Units. OMX has relied on the advice of, or has consulted with, only its own advisers with respect to such matters, and has made an independent decision to enter into this Agreement and consummate the transactions contemplated hereby.

4. Representations and Warranties of FPH. FPH hereby represents and warrants to the Company as follows:

(a) Organization, Power and Authority. FPH is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. FPH has full power and authority (including all necessary corporate power and authority) to enter into this Agreement and consummate the transactions contemplated hereby.

(b) Authorization; No Breach.

(i) The board of directors of FPH, by resolutions duly adopted at a meeting duly called and held, or by written consent in lieu of a meeting of the board of directors, has (a) approved and authorized the execution and delivery of this Agreement, and (b) approved the consummation of the transactions contemplated hereby. No other corporate proceedings on the part of FPH are necessary to authorize the transactions contemplated by this Agreement and in particular no vote, consent or approval of any shareholder(s) or creditor(s) of FPH is required for execution, delivery or performance of this Agreement by FPH, whether arising under law, rule, regulation, contract or otherwise. This Agreement has been duly executed and delivered by FPH and constitutes a valid and binding obligation of FPH, enforceable in accordance with its terms, except as may be limited by the application of bankruptcy, moratorium and other laws affecting creditors’ rights generally, the availability of specific performance and the application of equitable principles generally.

(ii) The execution and delivery of this Agreement by FPH do not result in any breach of any of the provisions of, constitute a default under, give any third party the right to terminate, result in the creation of any lien, security interest, charge or encumbrance upon any of the capital stock or any assets of FPH pursuant to the provisions of or require any authorization, consent, approval, exemption or other action by, or notice to, any Governmental Entity, under the provisions of the Organizational Documents of FPH, any contract, agreement, indenture or other instrument of FPH or any of its Subsidiaries, any judgment, order or decree to which FPH is subject, or any law, statute, rule or regulation to which FPH is subject.

5. Certain Acknowledgements and Agreements. Notwithstanding anything to the contrary contained in the LLC Agreement or the Securityholders Agreement, each of the Company, OMX and FPH hereby acknowledge and agree as follow:

(a) Immediately after consummation of the transactions contemplated hereby, it is anticipated that the Company will have approximately $112,000,000 of cash remaining on its balance sheet (the “Remaining Cash”). Without limiting the rights of the Company to make any other distribution of any other of its assets at any time, it is understood and agreed that at any time and from time to time after the Closing, upon resolution or consent of the Company’s board of directors, the Company may make one or more Distributions of all or a portion of the Remaining Cash or any of its other assets in accordance with Section 4.2 of the LLC Agreement without any allocation thereof to the Series A Common Units (with it being understood and agreed that, from and after the Closing, no Series A Common Units will be outstanding). For the avoidance of doubt, OMX shall not be entitled to receive (and OMX hereby waives any and all right with respect to) (i) any distribution (whether from Remaining Cash or otherwise) under Section 4.2(a) of the LLC Agreement in respect of any taxable income and gains allocated to the Series A Common Units or (ii) any portion of the Remaining Cash or any other asset of the Company or any of its Subsidiaries in respect of any Series A Common Units.

(b) Each of OMX (in its capacity as the holder of a majority of the outstanding Series B Common Units held by all BCC Holders (as defined in the Securityholders Agreement)) and FPH (in its capacity as the holder of a majority of the outstanding Series B Common Units) hereby consent to an amendment to the LLC Agreement, substantially in the form of Exhibit C attached hereto (such amendment, the “LLC Agreement Amendment”) and simultaneously with the execution and delivery of this Agreement, shall execute and deliver a counterpart signature page to the LLC Agreement Amendment. Without limiting the generality of the foregoing, in case at any time after the Closing the Company or FPH determines that any further amendment to the LLC is necessary or desirable to reflect the fact that, from and after the Closing, the Series A Common Units shall not be outstanding, each of the parties hereto will take such further action (including the execution and delivery of such further amendments, instruments and documents) as the Company or FPH may reasonably request, all at the sole cost and expense of the requesting party.

(c) Effective as of the Closing, Section 8.13(b) and Section 8.13(c) of the Securityholders Agreement shall automatically terminate and, from and after the Closing, shall be of no further force or effect.

(d) The transactions contemplated by this Agreement (including the redemption of the Series A Common Units, the distributions contemplated by Section 5(a) and the LLC Agreement Amendment) do not conflict with, result in any breach of or constitute a default under any of the provisions of the LLC Agreement or the Securityholders Agreement. Each party hereto hereby provides any and all consents, waivers and/or approvals necessary in connection with the consummation of the transactions contemplated by this Agreement (including the redemption of the Series A Common Units, the distributions contemplated by Section 5(a) and the LLC Agreement Amendment).

6. Definitions. For all purposes of this Agreement, the following capitalized terms have the meanings set forth below:

“Affiliate” means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

“Agreement” has the meaning set forth in the preamble.

“Business Day” means any day, other than a Saturday, Sunday, or any other date in which banks located in Chicago, Illinois or Boise, Idaho are closed for business as a result of federal, state or local holiday.

“Closing” has the meaning set forth in Section 1(b).

“Closing Date” has the meaning set forth in Section 1(b).

“Company” has the meaning set forth in the preamble.

“Delaware Act” means the Delaware Limited Liability Company Act.

“FPH” has the meaning set forth in the preamble.

“Governmental Entity” means any government, governmental agency, quasi-governmental agency, department, bureau, office, commission, authority or instrumentality, or court of competent jurisdiction, whether international, foreign, provincial, domestic, federal, state or local.

“LLC Agreement” means that certain Third Amended and Restated Limited Liability Company Agreement of Boise Cascade Holdings, L.L.C., dated as of September 6, 2012, by and among the members of the Company from time to time party thereto, as amended, modified and/or waived from time to time in accordance with its terms.

“LLC Agreement Amendment” has the meaning set forth in Section 5(b).

“MDP” means, collectively, Madison Dearborn Partners, LLC, a Delaware limited liability company, each of its affiliated investment funds, management entities and other investment vehicles, and each of their respective current and former officers, employees, managers, directors, direct or indirect members, direct or indirect partners, co-investors and Affiliates.

“OMX” has the meaning set forth in the preamble.

“Organizational Documents” means, with respect to any entity, (i) the certificate or articles of incorporation and the by-laws, the certificate of formation and partnership agreement or operating agreement (as applicable) and (ii) any documents comparable to those described in the foregoing clause (i) as may be applicable to such entity pursuant to any applicable law.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a Governmental Entity.

“Redemption Price” has the meaning set forth in the recitals.

“Securityholders Agreement” means that certain Securityholders Agreement, dated as of October 29, 2004, by and among the Company, OMX and FPH, as amended, modified and/or waived from time to time in accordance with its terms.

“Series A Common Unit” has the meaning set forth in the LLC Agreement.

“Series B Common Unit” has the meaning set forth in the LLC Agreement.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

“Unpaid Series A Yield” has the meaning set forth in the LLC Agreement.

“Unreturned Original Capital” has the meaning set forth in the LLC Agreement.

7. Miscellaneous.

(a) Survival of Representations and Warranties. The representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including the Closing), regardless of any investigation made by any party hereto or on its behalf.

(b) Expenses. Each party hereto shall pay all fees and expenses incurred by such party in connection with this Agreement and the transactions contemplated hereby or otherwise required by applicable law.

(c) Amendment and Waiver. This Agreement may be amended or any provision of this Agreement may be waived; provided, however, that (i) any amendment or waiver shall be binding only if such amendment or waiver is set forth in a writing executed by the Company, OMX and FPH and (ii) any waiver of any provision of this Agreement shall be effective against the Company, OMX or FPH only if set forth in a writing executed by such Person. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

(d) Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (including by operation of law) without the prior written consent of the Company, OMX and FPH.

(a) Entire Agreement; No Third-Party Beneficiaries. This Agreement, together with the other agreements referred to herein, whether executed and delivered on or after the date hereof, contain the complete agreement among the parties hereto and supersede any prior understandings, agreements or representations by or between such parties, whether written or oral, or any prior course of dealing among them, which may have related to the subject matter hereof in any way. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto or their respective successors and permitted assigns, any rights, remedies or liabilities under or by reason of this Agreement, other than sections which are expressly for the benefit of MDP which may be enforced by MDP.

(b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

(c) No Strict Construction. Notwithstanding the fact that this Agreement has been drafted or prepared by one of the parties, each of the Company, OMX and FPH confirm that they and their respective counsel have reviewed, negotiated and adopted this Agreement as the joint agreement and understanding of the parties hereto and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any of the Company, OMX or FPH.

(d) Interpretation. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Words denoting any gender shall include all genders (including the neutral gender). Where a word is defined herein, references to the singular shall include references to the plural and vice versa. The words “either,” “or,” “neither,” “nor” and “any” are not exclusive. A reference to any party to this Agreement or any other agreement or document shall include such party’s successors and permitted assigns. All references to “$” and dollars shall be deemed to refer to United States currency unless otherwise specifically provided. All references to a day or days shall be deemed to refer to a calendar day or calendar days, as applicable, unless otherwise specifically provided. All references to an Article, Section or Exhibit shall be deemed to refer to such Article, Section or Exhibit of or to this Agreement, unless otherwise specified. The terms “hereof,” “herein,” “hereunder” and derivative words refer to this entire Agreement, unless the context otherwise requires.

(e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of facsimile or electronic transmission in portable document format (pdf)), any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(f) Captions. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no such caption had been used in this Agreement.

(g) Governing Law. This Agreement, and all claims or causes of action (whether at law or in equity, in contract or in tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance hereof, or the transactions contemplated in this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware.

(h) Consent to Jurisdiction. The parties hereto agree that jurisdiction and venue in any suit, action, or proceeding brought by any party pursuant to this Agreement or the transactions contemplated hereby shall properly and exclusively lie in the Chancery Court of the State of Delaware, and any state appellate court therefrom within the state of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the state of Delaware). Each party also agrees not to bring any suit, action or proceeding, arising out of or relating to this agreement or the transactions contemplated hereby in any other court (other than upon the appeal of any judgment, decision or action of any such court located in Delaware or, as applicable, any federal appellate court that includes the state of Delaware within its jurisdiction). By execution and delivery of this agreement, each party irrevocably submits to the jurisdiction of such courts for itself and in respect of its property with respect to such suit, action or proceeding. The parties irrevocably agree that venue would be proper in such court, and hereby waive any objection that any such court is an improper or inconvenient forum for the resolution of such suit, action or proceeding. Each of the parties further irrevocably and unconditionally consents to service of process in the manner provided for notices in this Agreement. Nothing in this Agreement will affect the right of any party to this agreement to serve process in any other manner permitted by law.

(i) WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR PROCEEDING.

(j) Delivery by Facsimile or PDF. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or electronic transmission in portable document format (pdf), shall be treated in all manner and respects as an original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic transmission in portable document format (pdf) to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission in portable document format (pdf) as a defense to the formation or enforceability of a contact and each such party forever waives any such defense.

(k) Specific Performance. The parties hereto agree that irreparable damage, for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate the transactions contemplated by this Agreement. It is accordingly agreed that (i) the parties hereto shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 7(h) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (ii) the right of specific performance and other equitable relief is an integral part of the transactions contemplated by this Agreement and without that right, no party hereto would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific performance or other equitable relief is unenforceable, invalid, contrary to law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 7(k) shall not be required to provide any bond or other security in connection with any such order or injunction.

(l) Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing (including by electronic mail or telecopy, as applicable) and shall be deemed to have been given (i) if personally delivered, on the date of delivery, (ii) if delivered by express courier service of national standing for next day delivery (with charges prepaid), on the date of delivery, (iii) if deposited in the United States mail, first-class postage prepaid, on the date of delivery, (iv) if delivered by telecopy, provided the relevant transmission report indicates a full and successful transmission, on the date of such transmission, or (v) if delivered by electronic mail, the date of such transmission. Notices, demands and communications to the Company, FPH or OMX shall, unless another address is specified in writing pursuant to the provisions hereof, be sent to the address indicated below:

Notices to the Company (prior to the Effective Time):

Boise Cascade Holdings, L.L.C.

1111 W. Jefferson

Boise, ID 83728

Attention:	Wayne Rancourt
Telecopy:	(208) 384-4913
Email:	waynerancourt@bc.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention:	Richard J. Campbell, P.C.
Telecopy:	(312) 862-2200
Email:	richard.campbell@kirkland.com

Notices to FPH:

c/o Madison Dearborn Partners, LLC

Three First National Plaza

70 W. Madison, Suite 4600

Chicago, Illinois 60606

Attention:	Thomas S. Souleles
Telecopy:	(312) 895-1001
Email:	tsouleles@mdcp.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention:	Richard J. Campbell, P.C.
Telecopy:	(312) 862-2200
Email:	richard.campbell@kirkland.com

Notices to OMX:

OfficeMax Incorporated

263 Shuman Blvd.

Naperville, IL 60563

Attention:	Matt Broad
Telecopy:	(630) 864-4524
Email:	MatthewBroad@officemax.com

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Series A Common Unit Redemption Agreement as of the date first written above.

THE COMPANY

BOISE CASCADE HOLDINGS, L.L.C.

By:	/s/ Wayne Rancourt
Name:	Wayne Rancourt
Title:	SVP, CFO & Treasurer

OMX

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Name:	Matthew R. Broad
Title:	EVP and General Counsel

FPH

FOREST PRODUCTS HOLDINGS, L.L.C.

By:	/s/ Wayne Rancourt
Name:	Wayne Rancourt
Title:	SVP, CFO & Treasurer

Exhibit A

UNIT TRANSFER POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto Boise Cascade Holdings, L.L.C., a Delaware limited liability company (the “Company”), 66,000,000 Series A Common Units of the Company, represented by Certificate No. A-2 and standing in the undersigned’s name on the books of the Company, and does hereby irrevocably constitute and appoint the Secretary of the Company as attorney to transfer said units on the books of the Company with full power of substitution in the premises.

Dated: February 11, 2013	OFFICEMAX INCORPORATED

	By:	/s/ Matthew R. Broad
	Name:	Matthew R. Broad
	Title:	EVP and General Counsel

Exhibit C

BOISE CASCADE HOLDING, L.L.C.

AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED OPERATING AGREEMENT

THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED OPERATING AGREEMENT (this “Amendment”) is made and entered into as of February 10, 2013, by and among Boise Cascade Holdings, L.L.C., a Delaware limited liability company (the “Company”), OfficeMax Incorporated, a Delaware corporation (“OMX”), and Forest Products Holdings, L.L.C., a Delaware limited liability company (“FPH”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Operating Agreement (as defined below).

WHEREAS, the Company, OMX and FPH are party to that certain Third Amended and Restated Operating Agreement, dated as of September 6, 2012 (the “Operating Agreement”); and

WHEREAS, the Company, OMX and FPH are entering into that certain Series A Common Unit Redemption Agreement, dated as of February 10, 2013 (the “Redemption Agreement”), pursuant to which the Company has agreed to redeem all of the Series A Common Units held by OMX on the terms and subject to the conditions contained in the Redemption Agreement and the Company, OMX and FPH have agreed to execute and deliver this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein, and intending to be legally bound, the parties hereto hereby agree as follows:

1. Amendment to Operating Agreement. Section 4.2(a) of the Operating Agreement is hereby amended and restated in its entirety as follows:

(a) Tax Distributions. The Board shall use reasonable efforts, subject to any applicable covenants and restrictions contained in the Company’s loan agreements and other agreements or obligations to which the Company or its properties are subject, to cause the Company to distribute to each Holder with respect each Taxable Year (within 75 days after the close of such Taxable Year, or on a quarterly or other basis as shall be determined by the Board in its sole discretion to be appropriate to enable each such Holder to pay estimated income tax liabilities) an amount equal to the product of (x) the combined maximum marginal federal, state, and local income tax rates (taking into account the deductibility of state and local income tax for federal income tax purposes) applicable to any Holder (or its partners or stockholders, if applicable), as determined by the Board after reasonable inquiry, times (y) the difference of (i) the taxable income and gains for such Taxable Year allocated to such Holder pursuant to Section 4.5, reduced by (ii) the sum of (A) the taxable losses and deductions for such Taxable Year allocated to such Holder pursuant to Section 4.5, and (B) the excess of the aggregate taxable losses and deductions over the aggregate taxable income and gains for all prior Taxable Years allocated to such Holder pursuant to Section 4.5, but only to the extent that such excess can be applied or used for such Taxable Year. The Board, in its discretion, may (but shall not be required to) disregard all or a portion of any taxable losses attributable to taxable years beginning prior to January 1, 2012 for purposes of calculating any tax distribution under this Section 4.2(a) with respect to a taxable year beginning on or after January 1, 2012. Where excess taxable losses and deductions in prior Taxable Years reduce distributions under this Section 4.2(a), with the approval of the Board, the Company may (but shall not be required to) distribute an amount to Holders with respect to a Taxable

Year (in proportion to the net taxable income allocated to each Holder for such Taxable Year) in excess of the amount provided pursuant to the immediately preceding sentence sufficient (in combination with any amounts paid pursuant to the immediately preceding sentence) to allow each Holder (or the direct or indirect partners or members of a Holder) to (x) pay federal, state, local or foreign withholding taxes imposed with respect to Company income for such Taxable Year or (y) pay state or local tax on Company income reported on a state or local composite tax return for such Taxable Year, where such excess taxable losses and deductions of the Company in prior Taxable Years may not be applied to reduce such withholding taxes or composite return taxes. The Company shall be entitled to pay amounts distributable pursuant to this Section 4.2(a) by making payments to a tax authority on behalf of a Holder (or such Holder’s direct or indirect partners or members), for example, in connection with withholding taxes or composite return taxes and, in such case, such amounts shall be treated as distributed to the Holder on whose behalf such payments were made. Any Distribution to a Holder pursuant to this Section 4.2(a) (I) that is made to a Holder of Series A Common Units as a result of taxable income and gains allocated to such Series A Common Units, shall be treated as an advance Distribution of Unpaid Series A Yield pursuant to Section 4.2(b)(i) and shall reduce the amount of Unpaid Series A Yield, or (II) that is made to a Holder of Series B Common Units and/or Series C Common Units as a result of taxable income and gains allocated to such Series B Common Units and/or Series C Common Units, shall be treated as an advance Distribution under Section 4.2(b)(ii) and shall be offset against future Distributions that such Holder would otherwise be entitled to receive pursuant to Section 4.2(b)(ii).

2. Interpretation of Certain Terms; No Further Amendment. The words “this Agreement,” “herein,” “hereof” and other like words in the Operating Agreement from and after the effective time of this Amendment shall mean and include the Operating Agreement as amended hereby. Except as expressly provided in this Amendment, the terms and conditions of the Operating Agreement are and remain in full force and effect.

3. Governing Law. Each party hereto and with regard solely to matters arising out of, or in connection with, this Agreement hereby designates the laws of the State of Delaware, both substantive and procedural, without reference to the conflicts of the law provisions thereof, as the law applicable hereto.

4. Amendment and Waiver. The provisions of this Amendment may be amended or waived only upon the prior written consent of each of the parties hereto.

5. Counterparts; Delivery by Electronic Transmission. This Amendment may be executed in one or more counterparts (including by electronic transmission in portable document format (pdf)), each of which shall be deemed an original, but all of which together shall constitute a single instrument. The reproduction of signatures by means of a facsimile device or electronic transmission in portable document format (pdf) shall be treated as though such reproductions are executed originals and, upon request, each party shall provide the other party with a copy of this Amendment bearing original signatures within five business days following transmittal by facsimile device or electronic transmission in portable document format (pdf).

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IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed on their behalf this Amendment No. 1 to Third Amended and Restated Operating Agreement on the date first written above.

BOISE CASCADE HOLDINGS, L.LC.

By:	/s/ Wayne Rancourt
Name:	Wayne Rancourt
Title:	SVP, CFO & Treasurer

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Name:	Matthew R. Broad
Title:	EVP and General Counsel

FOREST PRODUCTS HOLDINGS, L.L.C.

By:	/s/ Wayne Rancourt
Name:	Wayne Rancourt
Title:	SVP, CFO & Treasurer